EXHIBIT 99.1

Contact:	Darrell W. Crate
Affiliated Managers Group, Inc.
(617) 747-3300

AMG Reports Financial and Operating Results
for First Quarter of 2004

Company Reports EPS of $0.57; Cash EPS of $0.92

Boston, MA, April 28, 2004 — Affiliated Managers Group, Inc. (NYSE: AMG) today reported its financial and operating results for the quarter ended March 31, 2004.

Cash earnings per share (“Cash EPS”) for the first quarter of 2004 were $0.92, compared to $0.74 for the first quarter of 2003, while diluted earnings per share for the first quarter of 2004 were $0.57, compared to $0.40 for the same period of 2003.  Cash Net Income was $29.4 million for the first quarter of 2004, compared to $24.0 million for the first quarter of 2003.  Net Income for the first quarter of 2004 was $18.2 million, compared to $13.0 million for the first quarter of 2003.  (Cash EPS and Cash Net Income are defined in the attached tables.)  All of the per share amounts in this press release have been adjusted to reflect AMG’s three-for-two stock split that was effected in the first quarter of 2004.

For the first quarter of 2004, revenue was $151.6 million, compared to $110.2 million for the first quarter of 2003.  EBITDA for the first quarter of 2004 was $43.8 million, compared to $32.6 million for the same period of 2003.

Net client cash flows were a positive $173 million, all of which were from directly managed assets.  Net inflows in the mutual fund and institutional channels were $220 million and $562 million, respectively, while net flows in the high net worth channel were $(609) million.  These aggregate net client cash flows for the quarter resulted in an increase of approximately $800,000 to AMG’s annualized EBITDA.  Pro forma for its pending investment in Genesis Asset Managers, the aggregate assets under management of AMG’s affiliated investment management firms at March 31, 2004 were $103.0 billion.

“AMG generated strong results during a period of mixed performance in the equity markets, as our Affiliates produced solid investment performance across a range of investment products and styles, and continued to generate growth through positive net client cash flows,” stated William J. Nutt, Chairman and Chief Executive Officer.  “In addition, the quarter was highlighted by our signing of a definitive agreement to invest in Genesis Asset Managers, a premier investment manager of emerging markets equity securities with approximately $8 billion in assets under management.”

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Affiliated Managers Group, Inc. Reports Financial and Operating Results

for First Quarter of 2004

April 28, 2004

“AMG also made excellent progress during the quarter in executing growth and development initiatives on behalf of existing Affiliates,” stated Sean M. Healey, President and Chief Operating Officer.  “In acquiring the mutual fund business of 40|86 Advisors, Inc. (previously Conseco Capital Management, Inc.), we further diversified the product offerings of our Affiliate, The Managers Funds.  In addition, we strengthened our balance sheet and enhanced our liquidity by refinancing our existing mandatory convertible securities with the sale of $300 million of a new issue of mandatory convertible securities in February.  Finally, looking ahead, we continue to identify and cultivate relationships with high quality mid-sized firms, and we are confident that over time we will continue to add to our earnings growth through accretive new investments.”

AMG is an asset management company with equity investments in a diverse group of mid-sized investment management firms.  AMG’s strategy is to generate growth through the internal growth of its existing Affiliates, as well as through investments in new Affiliates.  AMG’s innovative transaction structure allows individual members of each Affiliate’s management team to retain or receive significant direct equity ownership in their firm while maintaining operating autonomy.  In addition, AMG provides centralized assistance to its Affiliates in strategic matters, marketing, distribution, product development and operations.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws.  Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including changes in the securities or financial markets or in general economic conditions, the availability of equity and debt financing, competition for acquisitions of interests in investment management firms, our ability to complete pending investments, the investment performance of our Affiliates and their ability to effectively market their investment strategies, and other risks detailed from time to time in AMG’s filings with the Securities and Exchange Commission.  Reference is hereby made to the “Cautionary Statements” set forth in the Company’s Form 10-K for the year ended December 31, 2003.

Financial Tables Follow

A teleconference will be held with AMG’s management at 10:00 a.m. Eastern time today.  Parties interested in listening to the teleconference should dial 1-800-218-9073 (domestic calls) or 1-303-205-0055 (international calls) starting at 9:45 a.m. Eastern time.  Those wishing to listen to the teleconference should dial the appropriate number at least ten minutes before the call begins.  The teleconference will be available for replay approximately one hour after the conclusion of the call.  To access the replay, please dial 1-800-405-2236 (domestic calls) or 1-303-590-3000 (international calls), pass code 575288.  The live call and the replay of the session, and the additional financial information referenced during the teleconference, may also be accessed via the Web at www.amg.com.

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For more information on Affiliated Managers Group, Inc.,
please visit AMG’s Web site at www.amg.com.

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Affiliated Managers Group, Inc. Reports Financial and Operating Results

for First Quarter of 2004

April 28, 2004

Affiliated Managers Group, Inc.

Financial Highlights

(dollars in thousands, except per share data)

	Three Months Ended 3/31/03	Three Months Ended 3/31/04

Revenue	$110,247	$151,634

Net Income	$12,997	$18,170

Cash Net Income (A)	$24,014	$29,379

EBITDA (B)	$32,631	$43,752

Average shares outstanding - diluted (C)	32,593,413	31,955,353

Earnings per share - diluted (C)	$0.40	$0.57

Cash earnings per share - diluted (C) (D)	$0.74	$0.92

	December 31, 2003	March 31, 2004

Cash and cash equivalents	$253,334	$359,734

Senior convertible debt	$423,340	$423,494

Mandatory convertible securities	$230,000	$530,000

Stockholders’ equity	$614,769	$422,854

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Affiliated Managers Group, Inc. Reports Financial and Operating Results

for First Quarter of 2004

April 28, 2004

Affiliated Managers Group, Inc.

Operating Results

Assets Under Management

(in millions)

Statement of Changes

	Mutual Fund	Institutional	High Net Worth	Total

Assets under management, December 31, 2003	$23,339	$44,686	$23,499	$91,524
Net client cash flows - directly managed assets	220	562	(609)	173
Net client cash flows - overlay assets	—	—	—	—
New investments	361	—	—	361
Investment performance	1,268	1,166	306	2,740
Assets under management, March 31, 2004	$25,188	$46,414	$23,196	$94,798

Financial Results

(in thousands)

	Three Months Ended 3/31/03	Percent of Total	Three Months Ended 3/31/04	Percent of Total
Revenue
Mutual Fund	$41,446	38%	$60,303	40%
Institutional	36,786	33%	55,241	36%
High Net Worth	32,015	29%	36,090	24%
	$110,247	100%	$151,634	100%

EBITDA (B)
Mutual Fund	$12,350	38%	$18,111	41%
Institutional	10,502	32%	15,240	35%
High Net Worth	9,779	30%	10,401	24%
	$32,631	100%	$43,752	100%

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Affiliated Managers Group, Inc. Reports Financial and Operating Results

for First Quarter of 2004

April 28, 2004

Affiliated Managers Group, Inc.

Reconciliations of Performance and Liquidity Measures

(in thousands)

	Three Months Ended 3/31/03	Three Months Ended 3/31/04

Net Income	$12,997	$18,170
Intangible amortization	4,014	4,101
Intangible-related deferred taxes	5,950	6,083
Affiliate depreciation	1,053	1,025
Cash Net Income (A)	$24,014	$29,379

Cash flow from operations	$(2,085)	$11,806
Interest expense, net of non-cash items	4,588	6,257
Current tax provision	2,052	4,549
Changes in assets and liabilities and other adjustments	28,076	21,140
EBITDA (B)	$32,631	$43,752
Holding company expenses	4,985	6,891
EBITDA Contribution	$37,616	$50,643

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Affiliated Managers Group, Inc. Reports Financial and Operating Results

for First Quarter of 2004

April 28, 2004

Affiliated Managers Group, Inc.

Consolidated Statements of Income

(dollars in thousands, except per share data)

	Three Months Ended March 31,
	2003	2004

Revenue	$110,247	$151,634

Operating expenses:
Compensation and related expenses	39,311	57,291
Selling, general and administrative	19,518	23,321
Amortization of intangible assets	4,014	4,101
Depreciation and other amortization	1,514	1,539
Other operating expenses	3,968	3,722
	68,325	89,974
Operating income	41,922	61,660

Non-operating (income) and expenses:
Investment and other income	(1,475)	(1,884)
Interest expense	5,441	7,315
	3,966	5,431

Income before minority interest and taxes	37,956	56,229
Minority interest (E)	(16,294)	(25,432)

Income before income taxes	21,662	30,797

Income taxes - current	2,052	4,549
Income taxes - intangible-related deferred	5,950	6,083
Income taxes - other deferred	663	1,995
Net Income	$12,997	$18,170

Average shares outstanding - basic (C)	32,088,223	30,310,432
Average shares outstanding - diluted (C)	32,593,413	31,955,353

Earnings per share - basic (C)	$0.41	$0.60
Earnings per share - diluted (C)	$0.40	$0.57

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Affiliated Managers Group, Inc. Reports Financial and Operating Results

for First Quarter of 2004

April 28, 2004

Affiliated Managers Group, Inc.

Consolidated Balance Sheets

(in thousands)

	December 31, 2003	March 31, 2004
Assets
Current assets:
Cash and cash equivalents	$253,334	$359,734
Investment advisory fees receivable	65,288	74,120
Prepaid expenses and other current assets	20,861	22,149
Total current assets	339,483	456,003

Fixed assets, net	36,886	36,641
Acquired client relationships, net	364,429	359,401
Goodwill	751,607	751,265
Other assets	26,800	31,551
Total assets	$1,519,205	$1,634,861

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$89,707	$75,680
Notes payable to related party	11,744	9,510
Total current liabilities	101,451	85,190

Senior convertible debt	423,340	423,494
Mandatory convertible securities	230,000	530,000
Deferred income taxes	92,707	100,785
Other long-term liabilities	16,144	31,737
Total liabilities	863,642	1,171,206

Minority interest (E)	40,794	40,801

Stockholders’ equity:
Common stock	235	353
Additional paid-in capital	408,449	377,767
Accumulated other comprehensive income	944	1,194
Retained earnings	306,972	325,142
	716,600	704,456
Less treasury stock, at cost	(101,831)	(281,602)
Total stockholders’ equity	614,769	422,854
Total liabilities and stockholders’ equity	$1,519,205	$1,634,861

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Affiliated Managers Group, Inc. Reports Financial and Operating Results

for First Quarter of 2004

April 28, 2004

Affiliated Managers Group, Inc.

Consolidated Statements of Cash Flow

(in thousands)

	Three Months Ended March 31,
	2003	2004

Cash flow from (used in) operating activities:
Net Income	$12,997	$18,170
Adjustments to reconcile Net Income to net cash flow from operating activities:
Amortization of intangible assets	4,014	4,101
Amortization of debt issuance costs	603	904
Depreciation and amortization of fixed assets	1,514	1,539
Deferred income tax provision	6,613	8,078
Accretion of interest	250	154
Tax benefit from exercise of stock options	—	5,509
Other adjustments	(531)	—
Changes in assets and liabilities:
Decrease (increase) in investment advisory fees receivable	5,605	(8,832)
Decrease (increase) in other current assets	(1,793)	1,549
Decrease in non-current other receivables	234	711
Decrease in accounts payable, accrued expenses and other liabilities	(25,300)	(20,084)
Increase (decrease) in minority interest	(6,291)	7
Cash flow from (used in) operating activities	(2,085)	11,806

Cash flow used in investing activities:
Cost of investments, net of cash acquired	(3,119)	(4,114)
Purchase of fixed assets	(1,509)	(1,295)
Investment in marketable securities	—	(2,586)
Increase in other assets	(15)	(106)
Cash flow used in investing activities	(4,643)	(8,101)

Cash flow from financing activities:
Borrowings of senior bank debt	85,000	—
Repayments of senior bank debt	(85,000)	—
Issuances of convertible securities	300,000	300,000
Repurchase of convertible securities	(101,297)	—
Issuance of equity securities	—	11,414
Repurchases of common stock	(33,688)	(194,420)
Issuance costs	(7,297)	(9,715)
Repayments of notes payable	(7,502)	(4,584)
Cash flow from financing activities	150,216	102,695

Effect of foreign exchange rate changes on cash flow	189	—
Net increase in cash and cash equivalents	143,677	106,400
Cash and cash equivalents at beginning of period	27,708	253,334

Cash and cash equivalents at end of period	$171,385	$359,734

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Affiliated Managers Group, Inc. Reports Financial and Operating Results

for First Quarter of 2004

April 28, 2004

Affiliated Managers Group, Inc.

Notes

(A)

Cash Net Income is defined as Net Income plus amortization and deferred taxes related to intangible assets plus Affiliate depreciation. This supplemental non-GAAP performance measure is provided in addition to, but not as a substitute for, Net Income.  The Company considers Cash Net Income an important measure of its financial performance, as management believes it best represents operating performance before non-cash expenses relating to the acquisition of interests in its affiliated investment management firms.  Since acquired assets do not generally depreciate or require replacement, and since they generate deferred tax expenses that are unlikely to reverse, the Company adds back these non-cash expenses.  Cash Net Income is used by the Company’s management and Board of Directors as a principal performance benchmark.

The Company adds back amortization attributable to acquired client relationships because this expense does not correspond to the changes in value of these assets, which do not diminish predictably over time.  The Company adds back the portion of deferred taxes generally attributable to intangible assets (including goodwill) that it no longer amortizes but which continues to generate tax deductions.  These deferred tax expense accruals would be used in the event of a future sale of an Affiliate or an impairment charge, which the Company considers unlikely. The Company adds back the portion of consolidated depreciation expense incurred by Affiliates because under its Affiliate operating agreements, the Company is generally not required to replenish these depreciating assets.

(B)

EBITDA is defined as earnings before interest expense, income taxes, depreciation and amortization.  This supplemental non-GAAP liquidity measure is provided in addition to, but not as a substitute for, cash flow from operations.  As a measure of liquidity, the Company believes EBITDA is useful as an indicator of its ability to service debt, make new investments and meet working capital requirements.  EBITDA, as calculated by the Company, may not be consistent with computations of EBITDA by other companies.  In reporting EBITDA by segment, Affiliate expenses are allocated to a particular segment on a pro rata basis with respect to the revenue generated by that Affiliate in such segment.

(C)

In January 2004, the Company’s Board of Directors authorized a three-for-two stock split.  The additional shares of common stock were distributed on March 29, 2004.  The weighted average shares outstanding and per share figures reflect the stock split.

(D)	Cash earnings per share represents Cash Net Income divided by average shares outstanding.

(E)

Minority interest on the Company’s income statement represents the profits allocated to Affiliate management owners for that period.  Minority interest on the Company’s balance sheet represents the undistributed profits and capital owned by Affiliate management, who retain a conditional right to sell their interests to the Company.